Exhibit 10.28

BRIACELL THERAPEUTICS CORP.

SUBSCRIPTION AGREEMENT

(UNITS)

THE UNITS BEING OFFERED FOR SALE MAY BE PURCHASED BY RESIDENTS OF THE UNITED STATES PURSUANT TO AVAILABLE EXEMPTIONS UNDER APPLICABLE SECURITIES LEGISLATION.

INSTRUCTIONS

1.	Complete and sign the Execution Pages of the Subscription Agreement.

2.	Complete and sign Schedule A attached to the Subscription Agreement.

3.	Complete and sign Appendix A to Schedule A if you are not an individual and satisfy at least one of the three conditions below (unless you have previously filed this form with the TSX Venture Exchange and represent and warrant that there has been no change to any of the information in the previously filed form up to the date of this Subscription Agreement):

(a) hold, or will hold upon completion of the Offering, more than 5% of the issued and outstanding common shares of the Corporation;

(b) are, or will be upon completion of the Offering, an insider of the Corporation; or

(c) are a Pro Group placee (a member (brokerage firm) of the TSX Venture Exchange, an employee, partner, officer, director or an ‘affiliate’ (a company controlling or under common control) of a member or an ‘associate’ (a company of which more than 10% of the voting shares are owned or controlled by such person, a partner of such person, a trust or estate of which a substantial beneficial interest is owned or of which such person is a trustee, a spouse or child of such person, or a relative of such person or their spouse living in the same home as such person) of any of the foregoing).

4.	Complete Schedule B attached to the Subscription Agreement.

5.	Complete and sign Schedule C attached to the Subscription Agreement (Accredited Investor Certificate), together with a completed Appendix A to Schedule C, if applicable, and Appendix B to Schedule C, if applicable.

6.	If you or the beneficial purchaser for whom you are contracting hereunder are a U.S. Person, you must complete and sign Schedule D attached to the Subscription Agreement (Certification of U.S. Purchaser) and Appendix A (Certificate of U.S. Person) attached thereto.

Payment Instructions:

Payment of the purchase price on closing must be made in Canadian dollars by wire transfer to BriaCell Therapeutics Corp., at:

Bank:	Bank of Montreal, First Bank Tower, 595 Burrard Street, Vancouver, BC V7X 1L7
Bank #:	001
Transit #:	00040
Account #:	1514-972
Beneficiary:	BriaCell Therapeutics Corp., 300-235 15th Street, Vancouver, BC V7T 1L7
Reference:	BriaCell Therapeutics Corp. Private Placement

A completed and executed copy of, and the other documents required to be delivered with, this Subscription Agreement must be delivered by mail, fax or email no later than 5:00 p.m. (Toronto time) on February 21, 2018, and, in any event, no later than 5:00 p.m. (Toronto time) two days prior to the Closing Date, to:

Bennett Jones LLP

3400 One First Canadian Place

P.O. Box 130

Toronto Ontario M5X 1A4

Attn:	Aaron Sonshine, Partner
Fax:	416-863-1716
Email:	sonshinea@bennettjones.com

SUBSCRIPTION AGREEMENT

TO:	SUBSCRIBER OF UNITS OF BRIACELL THERAPEUTICS CORP.

Re:	Sale of Units

This subscription agreement is to confirm your agreement to purchase from BriaCell Therapeutics Corp. (the “Corporation”), subject to the terms and conditions set forth herein, the number of Units (as hereinafter defined) set forth on the Execution Pages hereto (the “Purchased Securities”) at the price of $0.10 per Unit (the “Purchase Price”) for aggregate gross proceeds up to $4,000,000 with no fixed minimum. Each Unit is comprised of one common share of the Corporation one common share purchase warrant (a “Warrant”), each Warrant being exercisable to acquire one common share of the Corporation at an exercise price of $0.14 per common share for a period of 36 months after the Closing Date (as hereinafter defined).

The proceeds of the Purchased Securities will be immediately available to the Corporation.

1.	Definitions

(a)	Definitions: In this Agreement, unless the context otherwise requires:

(i)	“1933 Act” means the United States Securities Act of 1933, as amended;

(ii)	“Agreement” means this subscription agreement, including all schedules and appendices attached hereto, as the same may be amended, supplemented or restated from time to time;

(iii)	“Business Day” means a day (other than a Saturday, Sunday or statutory holiday) on which Canadian chartered banks are open for the transaction of regular business in the City of Vancouver, British Columbia;

(iv)	“Closing” means the closing of the purchase and sale of the Purchased Securities on the Closing Date;

(v)	“Closing Date” means February 28, 2018 or such other date or dates on which the Purchased Securities are issued and sold under the Offering;

(vi)	“Common Shares” means the common shares of the Corporation as constituted on the date hereof;

(vii)	“Corporation” means BriaCell Therapeutics Corp., a corporation existing under the Business Corporations Act (British Columbia) and includes any successor corporation thereto;

(viii)	“Dollar” or “$” means lawful money of Canada;

(ix)	“Information” means all information regarding the Corporation which has been publicly filed by the Corporation, together with all information prepared by the Corporation and provided to the Subscriber or to potential purchasers of the Purchased Securities, if any, and includes, but is not limited to, all news releases, material change reports and financial statements of the Corporation;

(x)	“NI 45-106” means National Instrument 45-106 – Prospectus Exemptions of the Canadian Securities Administrators;

(xi)	“Offering” means the offering of the Purchased Securities on a private placement basis;

(xii)	“Person” means an individual, a firm, a corporation, a syndicate, a partnership, a trust, an association, an unincorporated organization, a joint venture, an investment club, a government or an agency or political subdivision thereof and every other form of legal or business entity of whatsoever nature or kind;

(xiii)	“Purchase Price” means $0.10 per Unit;

(xiv)	“Purchased Securities” has the meaning described on the front matter of this Agreement;

(xv)	“Regulation D” means Regulation D under the 1933 Act;

(xvi)	“Regulation S” means Regulation S under the 1933 Act;

(xvii)	“Reporting Provinces” means the Provinces of British Columbia and Alberta, collectively;

(xviii)	“SEC” means the United States Securities and Exchange Commission;

(xix)	“Securities Laws” means the securities legislation and regulations of, and the instruments, policies, rules, orders, codes, notices and interpretation notes of the applicable securities regulatory authority or applicable securities regulatory authorities of, the applicable jurisdiction or jurisdictions collectively;

(xx)	“Stock Exchange” means the TSX Venture Exchange;

(xxi)	“Subject Shares” means the Unit Shares and the Warrant Shares, collectively;

(xxii)	“Subscriber” means the Person purchasing the Purchased Securities and whose name appears on the first execution page hereof and who has signed this Agreement or, if the Person whose name appears on the first execution page hereof has signed this Agreement as agent for, or on behalf of, a beneficial purchaser and is not a trust company, trust corporation or portfolio manager deemed to be purchasing the Purchased Securities as principal under NI 45-106, the Person who is the beneficial purchaser of the Purchased Securities as disclosed on the execution pages hereof;

(xxiii)	“Units” means the units of the Corporation being offered for sale by the Corporation, each Unit being comprised of one Unit Share and one Warrant;

(xxiv)	“Unit Shares” means the Common Shares comprising part of the Units;

(xxv)	“U.S. Person” means a “U.S. person” as that term is defined in Rule 902(k) of Regulation S;

(xxvi)	“United States” means the United States of America, its territories and possessions, any State of the United States and the District of Columbia;

(xxvii)	“Warrant Certificates” means the certificates representing the Warrants;

(xxviii)	“Warrant Shares” means the Common Shares issuable upon the exercise of the Warrants; and

(xxix)	“Warrants” means the transferable warrants of the Corporation comprising part of the Units, each whole Warrant entitling the holder thereof to acquire one Warrant Share at any time from the date of issue of the Warrants until 5:00 p.m. (Toronto time) on the date which is 36 months after the Closing Date, at an exercise price of $0.14 per Warrant Share, subject to adjustment.

2.	Conditions of Purchase

In connection with your purchase of the Purchased Securities, the following documents are attached hereto, which you are requested to complete and sign as indicated and return, together with an executed copy of this Agreement, as soon as possible and, in any event, no later than 5:00 p.m. (Toronto time) on February 21, 2018:

(a)	An executed copy of this Agreement;

(b)	Schedule A, an information sheet, and, to the extent required, Appendix A to Schedule A, being Form 4C in the form required by the Stock Exchange;

(c)	Schedule B, with respect to registration and delivery instructions; and

(d)	Schedule C (Accredited Investor Certificate), including Appendix “A” and Appendix “B”, if the Subscriber is an individual purchaser relying on (j), (k) or (l) in Appendix “A”; and

(e)	If applicable, Schedule D attached to the Subscription Agreement (Certification of U.S. Purchaser).

The obligation of the Corporation to sell the Purchased Securities to the Subscriber is subject to, among other things, the conditions that:

(a)	you execute and return all documents required by the applicable Securities Laws and the policies of the Stock Exchange for delivery on your behalf, including the forms set out in Schedules A to D attached hereto, as applicable, to the Corporation as the sale of the Purchased Securities by the Corporation to the Subscriber will not be qualified by a prospectus or registration statement;

(b)	the representations and warranties made by you and, if applicable, any beneficial purchaser for whom you are contracting hereunder (including representations and warranties made in any schedule attached hereto, as applicable), herein are true and correct when made and are true and correct on the Closing Date with the same force and effect as if they had been made on and as of such date;

(c)	all covenants, agreements and conditions contained in this Agreement to be performed by you and, if applicable, any beneficial purchaser for whom you are contracting hereunder, on or prior to the Closing Date shall have been performed or complied with in all material respects; and

(d)	all necessary regulatory approvals being obtained prior to the Closing Date.

By returning this Agreement you consent, and, if applicable, any beneficial purchaser for whom you are contracting hereunder consents, to the filing by the Corporation of all documents and personal information concerning the Subscriber provided in this Agreement required by the applicable Securities Laws and the policies of the Stock Exchange.

If you are not subscribing for the Purchased Securities for your own account and you are not a trust company, trust corporation or portfolio manager deemed to be purchasing as principal under NI 45-106, each beneficial purchaser for whom you are contracting hereunder must be purchasing the Purchased Securities as principal and (unless you are an authorized agent with power to sign on behalf of the beneficial purchaser and such beneficial purchaser is disclosed on the second execution page hereof) must execute all documents required by the applicable Securities Laws and the policies of the Stock Exchange with respect to the Purchased Securities being acquired by each such beneficial purchaser as principal. If you are signing this Agreement as agent or pursuant to a power of attorney for the Subscriber, you represent and warrant that you have authority to bind the Subscriber.

You agree, and you agree to cause any beneficial purchaser for whom you are contracting hereunder, to comply with all applicable Securities Laws and with the policies of the Stock Exchange concerning the purchase of, the holding of and the resale restrictions applicable to the Purchased Securities.

You acknowledge, and, if applicable, any beneficial purchaser for whom you are contracting hereunder acknowledges, that the Corporation has the right to close the subscription books at any time without notice and to accept or reject any subscription in its sole discretion.

3.	The Closing

Delivery and payment for the Purchased Securities will be completed at the closing of the purchase and sale of the Purchased Securities at the offices of Bennett Jones LLP, Suite 3400, One First Canadian Place, Toronto, ON M5X 1A4 at 5:00 p.m. (Toronto time) on the Closing Date.

Payment of the Purchase Price on Closing must be made in Canadian dollars by wire transfer to the Corporation, at:

Bank:	Bank of Montreal, First Bank Tower, 595 Burrard Street, Vancouver, BC V7X 1L7
Bank #:	001
Transit #:	00040
Account #:	1514-972
Beneficiary:	BriaCell Therapeutics Corp., 300-235 15th Street, Vancouver, BC V7T 1L7
Reference:	BriaCell Therapeutics Corp. Private Placement

and must be received no later than February 21, 2018.

If, at the Closing, the terms and conditions contained in the Subscription Agreement have been complied with to the satisfaction of the Subscriber or waived by the Subscriber, the Subscriber will deliver to the Corporation this Agreement, and deliver as aforesaid the aggregate subscription proceeds, against delivery by the Corporation of certificates representing the Purchased Securities and such other documentation as may be requested by the Subscriber. Certificates representing the Purchased Securities will be available for delivery to you at the Closing against payment to the Corporation of the amount of the Purchase Price for the Purchased Securities in freely transferable Canadian funds.

4.	Prospectus Exemptions

The sale of the Purchased Securities by the Corporation to the Subscriber is conditional upon such sale being exempt from the requirements as to the filing of a prospectus or registration statement and as to the preparation of an offering memorandum or similar document contained in any statute, regulation, instrument, rule or policy applicable to the sale of the Purchased Securities or upon the issue of such orders, consents or approvals as may be required to permit such sale without the requirement of filing a prospectus or registration statement or delivering an offering memorandum or similar document.

You acknowledge and agree that:

(a)	you, and, if applicable, others for whom you are contracting hereunder, have been independently advised as to or are aware of the restrictions with respect to trading in, and the restricted period or statutory hold period applicable to, the Unit Shares, the Warrants and the Warrant Shares imposed by the Securities Laws of the jurisdiction in which you reside or to which you are subject and by the policies of the Stock Exchange, that a suitable legend or legends will be placed on the certificates representing the Unit Shares, the Warrants and, if necessary, the Warrant Shares to reflect the applicable restricted period and statutory hold period to which the Unit Shares, the Warrants and, if applicable, the Warrant Shares are subject;

(b)	you, and, if applicable, others for whom you are contracting hereunder, have not received or been provided with a prospectus, registration statement, offering memorandum (within the meaning of the applicable Securities Laws) or any document purporting to describe the business and affairs of the Corporation which has been prepared for review by prospective purchasers to assist in making an investment decision in respect of the Purchased Securities; and that your decision, or, if applicable, the decision of others for whom you are contracting hereunder, to enter into this Agreement and to purchase the Purchased Securities from the Corporation is based entirely upon publicly available Information concerning the Corporation (other than the representations and warranties made by the Corporation in this Agreement), and not upon any other verbal or written representation as to fact or otherwise made by or on behalf of the Corporation;

(c)	there are risks associated with the purchase of the Purchased Securities, including, but not limited to, the risk factors described in the Information and the Subscriber may lose his, her or its entire investment;

(d)	you, or, if applicable, others for whom you are contracting hereunder, acknowledge that you have had such opportunity as you have deemed adequate to conduct all due diligence investigations regarding the business, financial position, condition and prospects of the Corporation as is necessary to permit you to evaluate the merits and risks of your investment in the Purchased Securities;

(e)	the Subscriber is solely responsible for obtaining such tax, investment, legal and other professional advice as it considers appropriate in connection with the execution, delivery and performance by it of this Agreement and the transactions contemplated hereunder (including the resale and transfer restrictions referred to herein), and, without limiting the generality of the foregoing, the Corporation’s counsel is acting solely as counsel to the Corporation and not as counsel to the Subscriber;

(f)	as a consequence of the sale being exempt from the prospectus requirements of the applicable Securities Laws:

(i)	certain protections, rights and remedies provided by the applicable Securities Laws, including statutory rights of rescission and certain statutory remedies against an issuer, underwriters, auditors, directors and officers that are available to investors who acquire securities offered by a prospectus, will not be available to you, or, if applicable, others for whom you are contracting hereunder,

(ii)	the common law may not provide investors with an adequate remedy in the event that they suffer investment losses in connection with securities acquired in a private placement,

(iii)	you, or, if applicable, others for whom you are contracting hereunder, may not receive information that would otherwise be required to be given under the applicable Securities Laws, and

(iv)	the Corporation is relieved from certain obligations that would otherwise apply under the applicable Securities Laws;

(g)	there is no government or other insurance covering the Purchased Securities;

(h)	no Person has made any written or oral representation to you or any beneficial purchaser for whom you are contracting hereunder:

(i)	that any Person will resell or repurchase the Unit Shares, Warrants or Warrant Shares,

(ii)	that any Person will refund the Purchase Price, or

(iii)	as to the future price or value of the Common Shares; and

(i)	the Subscriber has not become aware of any advertisement in printed media of general and regular paid circulation (or other printed public media), radio, television or telecommunications, or other form of advertisement (including the electronic display such as the Internet) with respect to the distribution of the Units.

5.	Representations and Warranties of the Subscriber

By your acceptance of this Agreement, you, and, if applicable, any others for whom you are contracting hereunder represent and warrant to the Corporation (which representations and warranties shall be true and correct both as of the date of execution of this Agreement and as of the Closing Date and shall survive the Closing) that:

A.	General:

	(a)	You are, and any beneficial purchaser for whom you are contracting hereunder is, resident, or, if not an individual, has the head office, in the jurisdiction set out under the heading “residential address, including postal code” above your signature or under the heading “residential address of beneficial purchaser” below your signature, as applicable, set forth on the execution pages of this Agreement which address is your residence or place of business, or the residence or place of business of any beneficial purchaser for whom you are contracting hereunder, as applicable, and such address was not obtained or used solely for the purpose of acquiring the Purchased Securities.

	(b)	If you are an individual, you have attained the age of majority in the jurisdiction in which you are resident and have the legal capacity and competence to enter into and be bound by this Agreement and to perform the covenants and obligations herein.

	(c)	If you are not an individual (i) you have the legal capacity to authorize, execute and deliver this Agreement, and (ii) the individual signing this Agreement has been duly authorized to execute and deliver this Agreement.

	(d)	The Subscriber is not, with respect to the Corporation or any of its affiliates, a Control Person and the purchase of the Purchased Securities hereunder will not result in the Subscriber becoming a Control Person.

	(e)	Legal counsel retained by the Corporation is acting as counsel to the Corporation and not as counsel to the Subscriber and the Subscriber may not rely upon such counsel in any respect. The Subscriber should obtain independent legal advice with respect to the investment in the Purchased Securities.

	(f)	If you are, or, if applicable, any beneficial purchaser for whom the undersigned is contracting hereunder cannot otherwise satisfy any of the requirements set forth in this section 5, the Subscriber, or, if applicable, any beneficial purchaser for whom the undersigned is contracting hereunder is, acquiring the Purchased Securities pursuant to and in compliance with an exemption from the prospectus requirements of the Securities Laws of the jurisdiction of residence and will provide the Corporation, on request, whether before or after the Closing Date, with evidence of such compliance.

(g)	You are, and, if applicable, any beneficial purchaser for whom you are contracting hereunder is capable of assessing the proposed investment in the Purchased Securities as a result of financial or investment experience or as a result of advice received from a registered person other than the Corporation or an affiliate thereof and you are, or, if applicable, any beneficial purchaser for whom you are contracting hereunder is, as the case may be, able to bear the economic loss of the investment in the Purchased Securities.

(h)	You acknowledge that the Warrants may not be exercised in the United States by or on behalf of a U.S. Person, unless the Common Shares are registered under the 1933 Act and applicable state securities law or unless the Corporation has consented to such offer, sale or distribution and such exercise is made in accordance with an exemption from the registration requirements under the 1933 Act and the securities laws of all applicable states of the United States.

(i)	The Purchased Securities to be issued hereunder are not being purchased with knowledge of any material fact about the Corporation that has not been generally disclosed.

(j)	You acknowledge and, if applicable, any beneficial purchaser for whom you are contracting hereunder acknowledges, that no agency, governmental authority, securities commission or similar regulatory body, stock exchange or other entity has reviewed, passed on or made any finding or determination as to the merit for investment of the Subject Shares or the Warrants nor have any such agencies or governmental authorities made any recommendation or endorsement with respect to the Subject Shares or the Warrants.

(k)	This Agreement has been duly executed and delivered and, when accepted by the Corporation, will constitute a legal, valid and binding obligation enforceable against you and, if you are signing this Agreement on behalf of a beneficial purchaser, also against such beneficial purchaser, in each case in accordance with the terms hereof.

(l)	If you are contracting hereunder as trustee or agent (including, for greater certainty, a portfolio manager or comparable adviser) for one or more beneficial purchasers, you are authorized to execute and deliver this Agreement and all other necessary documentation in connection with the subscription made on behalf of such beneficial purchaser or beneficial purchasers and this Agreement has been authorized, executed and delivered on behalf of such beneficial purchaser or beneficial purchasers, and you acknowledge that the Corporation may be required by law to disclose the identity of each beneficial purchaser for whom you are contracting hereunder.

(m)	The execution and delivery of this Agreement, the performance and compliance with the terms hereof, the purchase of the Purchased Securities and the completion of the transactions described herein by you will not result in any material breach of, or be in conflict with or constitute a material default under, or create a state of facts which, after notice or lapse of time, or both, would, if you are not or any beneficial purchaser for whom you are contracting hereunder is not an individual, constitute a material default under any term or provision of your constating documents, by-laws or resolutions or the constating documents, by-laws or resolutions of any beneficial purchaser for whom you are contracting hereunder, as the case may be, the Securities Laws or any other laws applicable to you or any beneficial purchaser for whom you are contracting hereunder, any agreement to which you are or any beneficial purchaser for whom you are contracting hereunder is a party, or any judgment, decree, order, statute, rule or regulation applicable to you or any beneficial purchaser for whom you are contracting hereunder.

(n)	The funds representing the aggregate Purchase Price in respect of the Purchased Securities which will be advanced by the Subscriber to the Corporation hereunder will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (for the purposes of this paragraph the “PCMLTFA”) and you acknowledge that the Corporation may in the future be required by law to disclose the name of the Subscriber and other information relating to this Subscription Agreement and the subscription hereunder, on a confidential basis, pursuant to the PCMLTFA. To the best of your knowledge (a) none of the subscription funds provided by the Subscriber (i) have been or will be derived directly or indirectly from or related to any activity that is deemed criminal under the laws of Canada, the United States of America, or any other jurisdiction, or (ii) are being tendered on behalf of a person or entity who has not been identified to you and, (b) you will promptly notify the Corporation if you discover that any of such representations cease to be true, and to provide the Corporation with appropriate information in connection therewith.

(o)	You, on your own behalf and, if applicable, on behalf of each beneficial purchaser for whom you are contracting hereunder, acknowledge and consent to the fact that the Corporation is collecting your personal information (as that term is defined under applicable privacy legislation, including, without limitation, the Personal Information Protection and Electronic Documents Act (Canada) and any other applicable similar, replacement or supplemental provincial or federal legislation or laws in effect from time to time), and, if applicable, that of each beneficial purchaser for whom you are contracting hereunder, for the purpose of completing this Agreement. You, on your own behalf and, if applicable, on behalf of each beneficial purchaser for whom you are contracting hereunder, acknowledge and consent to the Corporation retaining such personal information for as long as permitted or required by law or business practices. You, on your own behalf and, if applicable, on behalf of each beneficial purchaser for whom you are contracting hereunder, further acknowledge and consent to the fact that the Corporation may be required by applicable Securities Laws, the rules and policies of any stock exchange or the rules of the Investment Industry Regulatory Organization of Canada to provide regulatory authorities with any personal information provided under this Agreement. You represent and warrant, as applicable, that you have the authority to provide the consents and acknowledgements set out in this paragraph on behalf of each beneficial purchaser for whom you are contracting hereunder. In addition to the foregoing, you agree and acknowledge that the Corporation, as the case may be, may use and disclose your personal information, or that of each beneficial purchaser for whom you are contracting hereunder, as follows:

(i)	for internal use with respect to managing the relationships between and contractual obligations of the Corporation, and you or any beneficial purchaser for whom you are contracting hereunder;

(ii)	for use and disclosure for income tax related purposes, including, without limitation, where required by law, disclosure to Canada Revenue Agency;

(iii)	for disclosure to securities regulatory authorities and other regulatory bodies with jurisdiction with respect to reports of trades and similar regulatory filings;

(iv)	for disclosure to a governmental or other authority to which the disclosure is required by court order or subpoena compelling such disclosure and where there is no reasonable alternative to such disclosure;

(v)	for disclosure to professional advisers of the Corporation in connection with the performance of their professional services;

(vi)	for disclosure to any person where such disclosure is necessary for legitimate business reasons and is made with your prior written consent;

(vii)	for disclosure to a court determining the rights of the parties under this Agreement; or

(viii)	for use and disclosure as otherwise required or permitted by law.

(p)	There is no person acting or purporting to act in connection with the Offering who is entitled to any brokerage or finder’s fee. If any person establishes a claim that any fee or other compensation is payable in connection with this subscription for the Purchased Securities, the Subscriber or any beneficial purchaser for whom the undersigned is acting covenants to indemnify and hold harmless the Corporation with respect thereto and with respect to all costs reasonably incurred in the defence thereof.

B.	Prospectus Exemptions:

(a)	Accredited Investors:

(i)	if the Subscriber is resident in Canada, the Subscriber (or if applicable, any beneficial purchaser for whom you are contracting hereunder) is eligible to purchase the Purchased Shares pursuant to an exemption from the prospectus requirements of Securities Laws, and the Subscriber has completed, executed and delivered to the Corporation Schedule C (and Appendix A and, if required, Appendix B to Schedule) indicating that the Subscriber (or if applicable, any beneficial purchaser for whom you are contracting hereunder) fits within one of the prospectus exemption categories under applicable Securities Laws as set forth therein, and confirms the truth and accuracy of all representations, warranties and covenants made in such certificate as of the date of this Subscription Agreement and as of the Closing Date;

(i)	the Subscriber (or any beneficial purchaser) is aware that the Purchased Securities and any underlying Common Shares thereunder have not been and will not be registered under the U.S. Securities Act or the securities laws of any state and the Purchased Securities may not be offered or sold, directly or indirectly, in the United States without registration under the U.S. Securities Act or compliance with requirements of an exemption from registration and the applicable laws of all applicable states and it acknowledges that the Corporation has no present intention of filing a registration statement under the U.S. Securities Act in respect of the Purchased Securities; and

(ii)	if the Subscriber is, or is subscribing for the account or benefit of, a person in the United States or a U.S. Person, the Subscriber represents and warrants that the Subscriber is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D under the U.S. Securities Act (which definition is reproduced in of Schedule “D” attached hereto) and has executed and delivered the “Certification of U.S. Subscriber” in the form attached hereto as Appendix A to Schedule “D”, confirming such status, amongst other things, and confirms the truth and accuracy of all statements made therein by the Subscriber;

5.	Legends

(a)	You acknowledge that the certificates representing the Unit Shares and, if necessary, the certificates representing the Warrant Shares will bear the following legends:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [the date which is four months and one day after the Closing Date will be inserted].”

and (if applicable under the rules of the Stock Exchange):

“WITHOUT PRIOR WRITTEN APPROVAL OF THE TSX VENTURE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE TSX VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL [the date which is four months and one day after the Closing Date will be inserted].”

You also acknowledge that the Warrant Certificate will bear the following legends:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [the date which is four months and one day after the Closing Date will be inserted].”

and (if applicable under the rules of the Stock Exchange):

“WITHOUT PRIOR WRITTEN APPROVAL OF THE TSX VENTURE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY OR UNDERLYING THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE TSX VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL [insert date that is four (4) months and one (1) day after Closing Date]”

provided that subsequent to the date which is four months and one day after the Closing Date the certificates representing the Unit Shares or, if applicable, the certificate representing the Warrant Shares, may be exchanged for certificates bearing no such legends.

(b)	In addition, you also acknowledge that:

(i)	the Unit Shares and, if applicable, the Warrant Shares are “restricted securities” as defined in Rule 144 under the U.S. Securities Act and agrees that if it decides to offer, sell or otherwise transfer any of the Purchased Securities, such Unit Shares and, if applicable, Warrant Shares, may be offered, sold or otherwise transferred only (A) to the Corporation, (B) outside the United States in accordance with Rule 904 of Regulation S under the U.S. Securities Act, (C) inside the United States (1) to a qualified institutional buyer in compliance with Rule 144A under the U.S. Securities Act or (2) pursuant to an exemption from registration provided by Rule 144 under the U.S. Securities Act or any other available exemption from the registration requirements of the U.S. Securities Act, or (D) pursuant to an effective registration statement under the U.S. Securities Act, and in each case in accordance with any applicable state securities laws in the United States or securities laws of any other applicable jurisdictions; and

(ii)	upon the original issuance thereof, and until it is no longer required under applicable requirements of the U.S. Securities Act or applicable state securities laws, all certificates representing the Unit Shares and, if applicable, the certificates representing the Warrant Shares, shall bear on the face of such certificates, a legend in substantially the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, (C) INSIDE THE UNITED STATES (1) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE U.S. SECURITIES ACT OR (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE U.S. SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT, OR (D) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT, AND IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS IN THE UNITED STATES OR SECURITIES LAWS OF ANY OTHER APPLICABLE JURISDICTIONS. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA. A NEW CERTIFICATE BEARING NO LEGEND, DELIVERY OF WHICH WILL CONSTITUTE “GOOD DELIVERY”, MAY BE OBTAINED FROM THE TRANSFER AGENT AND REGISTRAR OF THE CORPORATION UPON DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED DECLARATION, IN A FORM SATISFACTORY TO THE TRANSFER AGENT AND REGISTRAR OF THE CORPORATION AND THE CORPORATION, TO THE EFFECT THAT THE SALE OF THE SECURITIES REPRESENTED HEREBY IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT”;

provided, that, if the Unit Shares and, if applicable, the Warrant Shares are being sold outside the United States in accordance with Rule 904 of Regulation S under the U.S. Securities Act, and the Issuer is at the time of such sale a “foreign issuer” within the meaning of Regulation S under the U.S. Securities Act, the legend may be removed by providing a declaration to the Corporation’s transfer agent in the form attached as Appendix “A” to Schedule “B”, or in such other form as the Corporation or its transfer agent may from time to time prescribe; and provided further, that, if any such Unit Shares or, if applicable, Warrant Shares are being sold inside the United States pursuant to an exemption from registration provided by Rule 144 under the U.S. Securities Act or any other available exemption from the registration requirements of the U.S. Securities Act, the legend may be removed by delivery to the Corporation and its transfer agent of an opinion of counsel, of recognized standing reasonably satisfactory to the Issuer, to the effect that such legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws; and

(c)	You also acknowledge that the Warrant Certificate will bear the following legend:

“THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS, (C) IN COMPLIANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY (1) RULE 144 THEREUNDER, IF AVAILABLE, OR (2) RULE 144A THEREUNDER, IF AVAILABLE, AND, IN BOTH CASES, IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR (D) IN ANOTHER TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS AND, IN THE CASE OF (C)(1) AND (D) ABOVE, AFTER THE SELLER FURNISHES TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING OR SUCH OTHER EVIDENCE IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE CORPORATION TO SUCH EFFECT. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA. A NEW CERTIFICATE BEARING NO LEGEND, DELIVERY OF WHICH WILL CONSTITUTE “GOOD DELIVERY”, MAY BE OBTAINED FROM THE TRANSFER AGENT AND REGISTRAR OF THE CORPORATION UPON DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED DECLARATION, IN A FORM SATISFACTORY TO THE TRANSFER AGENT AND REGISTRAR OF THE CORPORATION AND THE CORPORATION, TO THE EFFECT THAT THE SALE OF THE SECURITIES REPRESENTED HEREBY IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT”.

(d)	Provided that a declaration to the Corporation’s transfer agent in the form attached as Appendix “A” to Schedule “B”, or in such other form as the Corporation or its transfer agent may from time to time prescribe; and provided further, that, if any such Unit Shares or, if applicable, Warrant Shares are being sold inside the United States pursuant to an exemption from registration provided by Rule 144 under the U.S. Securities Act or any other available exemption from the registration requirements of the U.S. Securities Act, the Corporation agrees that it shall cause its counsel to issue a legal opinion with respect to the legend removal referenced in subsection 5(b)(ii) and shall pay all associated fees up to a maximum of $500.00 for legal counsel and up to a maximum of $500.00 for its transfer agent.

6.	Representations and Warranties of the Corporation

The Corporation hereby represents and warrants to the Subscriber (which representations and warranties will be true and correct as of the Closing Date and shall survive Closing) as follows and acknowledges and confirms that the Subscriber is relying upon each of such representations and warranties in entering into this Agreement and completing the transactions contemplated herein:

(a)	Incorporation and Organization: The Corporation has been incorporated and organized and is a valid and subsisting corporation under the laws of its jurisdiction of incorporation and has all requisite corporate power and authority to carry on its business as now conducted or proposed to be conducted and to own or lease and operate the property and assets thereof and the Corporation has all requisite corporate power and authority to enter into, execute and deliver this Agreement and the Warrant Certificates and to carry out the obligations thereof hereunder and thereunder.

(b)	Authorized Capital: The Corporation is authorized to issue, among other things, an unlimited number of Common Shares, of which, as of February 7, 2018, approximately 112,463,003 Common Shares were issued and outstanding as fully paid and non-assessable shares.

(c)	Listing: The Common Shares are, and at the time of issue of the Purchased Securities will be, listed on the Stock Exchange and the Subject Shares will, at the time of issue of the Purchased Securities, have been conditionally listed on the Stock Exchange.

(d)	Purchased Securities: The execution of this Agreement and the issue by the Corporation to the Subscriber of the Purchased Securities will be exempt from the registration and prospectus requirements of the applicable Securities Laws.

(e)	Issue of Purchased Securities: All necessary corporate action has been taken to authorize the issue and sale of, and the delivery of certificates representing, the Purchased Securities and, upon payment of the requisite consideration therefor, the Unit Shares will be validly issued as fully paid and non-assessable shares and the Warrants will be validly issued and, upon the issue thereof, the Warrant Shares will be validly issued as fully paid and non-assessable shares.

(f)	Authority and Authorization: The Corporation has full corporate power and authority to enter into this Agreement and the Warrant Certificates and to do all acts and things and execute and deliver all documents as are required hereunder and thereunder to be done, observed, performed or executed and delivered by it in accordance with the terms hereof and thereof and the Corporation has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the Warrant Certificates and to observe and perform the provisions of this Agreement and the Warrant Certificates in accordance with the provisions hereof and thereof including, without limitation, the issue of the Purchased Securities to the Subscriber for the consideration and upon the terms and conditions set forth herein and the issue of the Warrant Shares for the consideration and upon the terms and conditions set forth in the Warrant Certificates.

(g)	Validity and Enforceability: This Agreement has been authorized, executed and delivered by the Corporation and constitutes a valid and legally binding obligation of the Corporation enforceable against the Corporation in accordance with the terms thereof and upon being executed and delivered the Warrant Certificates will constitute a valid and legally binding obligation of the Corporation enforceable against the Corporation in accordance with the terms thereof.

(h)	Insolvency: The Corporation has not committed an act of bankruptcy or sought protection from the creditors thereof before any court or pursuant to any legislation, proposed a compromise or arrangement to the creditors thereof generally, taken any proceeding with respect to a compromise or arrangement, taken any proceeding to be declared bankrupt or wound up, taken any proceeding to have a receiver appointed of any of the assets thereof, had any Person holding any encumbrance, lien, charge, hypothec, pledge, mortgage, title retention agreement or other security interest or receiver take possession of any of the property thereof, had an execution or distress become enforceable or levied upon any portion of the property thereof or had any petition for a receiving order in bankruptcy filed against it.

(i)	Material Fact or Material Change: There is no “material fact” or “material change” (as those terms are defined in the applicable Securities Laws) related to the Corporation that has not been generally disclosed.

(j)	Certain Securities Law Matters: The Corporation is a reporting issuer only in the Reporting Provinces and the Common Shares are not registered under the Securities Exchange Act of 1934 (United States), as amended.

7.	General

(a)	Headings: The division of this Agreement into articles and sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement. The terms “this Agreement”, “hereof”, “hereunder”, “herein” and similar expressions refer to this Agreement and not to any particular article, section or other portion hereof and include any agreement supplemental thereto and any exhibits attached hereto. Unless something in the subject matter or context is inconsistent therewith, reference herein to articles, sections and paragraphs are to articles, sections, subsections and paragraphs of this Agreement.

(b)	Number and Gender: Words importing the singular number only shall include the plural and vice versa, and words importing the masculine gender shall include the feminine gender and neuter and vice versa.

(c)	Severability: If one or more of the provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality or enforceability of the remaining provisions hereof shall not be affected or impaired thereby. Each of the provisions of this Agreement is hereby declared to be separate and distinct.

(d)	Notices: All notices or other communications to be given hereunder shall be delivered by hand or by facsimile, and if delivered by hand, shall be deemed to have been given on the date of delivery or, if sent by facsimile, shall be deemed to have been given on the date of transmission if sent before 5:00 p.m. (Toronto time) and such day is a Business Day or, if not, on the first Business Day following the date of transmission.

(e)	Notices to the Corporation shall be addressed to:

BriaCell Therapeutics Corp.
3rd Floor Bellevue Center
235-15th Street
West Vancouver, British Columbia V7T 2X1
Canada

Attention:	Rahoul Sharan
Facsimile:	(604) 921-1898
Email:	rahoulsharan@gmail.com

with a copy (which shall not constitute notice) to:

Bennett Jones LLP
3400 One First Canadian Place
P.O. Box 130
Toronto, Ontario, M5X 1A4

Attention:	Aaron Sonshine, Partner
Facsimile:	416-863-1716
Email:	sonshinea@bennettjones.com

Notices to the Subscriber shall be addressed to the address of the Subscriber set out on the execution pages hereof.

Either the Corporation or the Subscriber may change its address for service aforesaid by notice in writing to the other party hereto specifying its new address for service hereunder.

(f)	Further Assurances: Each party hereto shall from time to time at the request of the other party hereto do such further acts and execute and deliver such further instruments, deeds and documents as shall be reasonably required in order to fully perform and carry out the provisions of this Agreement. The parties hereto agree to act honestly and in good faith in the performance of their respective obligations hereunder.

(g)	Successors and Assigns: Except as otherwise provided, this Agreement shall enure to the benefit of and shall be binding upon the parties hereto and their respective successors and permitted assigns.

(h)	Entire Agreement: The terms of this Agreement express and constitute the entire agreement between the parties hereto with respect to the subject matter hereof and no implied term or liability of any kind is created or shall arise by reason of anything in this Agreement.

(i)	Time of Essence: Time is of the essence of this Agreement.

(j)	Amendments: The provisions of this Agreement may only be amended with the written consent of all of the parties hereto.

(k)	Survival: Notwithstanding any other provision of this Agreement, the representations, warranties, covenants and indemnities of or by the Corporation contained herein or in any certificate, document or instrument delivered pursuant hereto shall survive the completion of the transactions contemplated by this Agreement.

(l)	Governing Law: This Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein and the parties hereto irrevocably attorn to the jurisdiction of the courts of the Province of British Columbia.

(m)	Counterparts: This Agreement may be executed in two or more counterparts which when taken together shall constitute one and the same agreement. Delivery of counterparts may be effected by facsimile or portable document format (“PDF”) transmission thereof.

If the foregoing is in accordance with your understanding, please sign and return this Agreement together with the other required documents signifying your agreement to purchase the Purchased Securities.

EXECUTION PAGES

TO:	BRIACELL THERAPEUTICS CORP.

The undersigned hereby accepts the foregoing and agrees to be bound by the terms set forth herein and, without limitation, agrees that you may rely upon the covenants, representations and warranties of the undersigned contained herein.

DATED as of this _____ day of _______________, 2018.

Number of Units to be purchased at $0.10 each:

Aggregate Purchase Price:	$

Name (full legal name of Subscriber) and Residential Address of Subscriber:

(residential address, including postal code)

(telephone number)

(facsimile number)

By:
(signature)

(If person named above is not an individual, please print the name of the individual whose signature appears above and provide official capacity below)

(official capacity, if applicable)

If you are signing this Agreement as agent for a beneficial purchaser and are not a trust company, trust corporation or portfolio manager deemed to be purchasing as principal under NI 45-106, please provide the following information for each beneficial purchaser:

(full legal name of beneficial purchaser)

(residential address and telephone number of beneficial purchaser)

The above-mentioned subscription is hereby accepted by BriaCell Therapeutics Corp.

DATED as of this _____ day of _______________, 2018.

BRIACELL THERAPEUTICS CORP.

By:
Authorized Signing Officer

Schedule A

INFORMATION SHEET

Information to be completed by the Subscriber:

A.	Registration Form

The Subscriber, if not an individual, either [check appropriate box]:

[ ]	has previously filed with the TSX Venture Exchange (the “Exchange”) a Form 4C, Corporate Placee Registration Form, represents and warrants that there has been no change to any of the information in the Corporate Placee Registration Form previously filed with the Exchange up to the date hereof; or

[ ]	hereby delivers a completed Form 4C, Corporate Placee Registration Form, in the form attached as Appendix A to this Schedule B to the Corporation for filing with the Exchange.

B.	Present Ownership of Securities

The Subscriber either [check appropriate box]:

[ ]	does not own, directly or indirectly, or exercise control or direction over, any common shares of the Corporation or securities convertible into common shares of the Corporation; or

[ ]	owns, directly or indirectly, or exercises control or direction over, ____________ outstanding common shares of the Corporation and convertible securities entitling the Subscriber to acquire additional common shares of the Corporation which, if converted, in the aggregate would represent ______________ common shares of the Corporation.

C.	Insider Status

The Subscriber either [check appropriate box]:

[ ]	is an “Insider” of the Corporation as defined in the policies of the Exchange:

(a)	a director or senior officer of the Corporation;
(b)	a director or senior officer of a company that is itself an insider or subsidiary of the Corporation;
(c)	a person that beneficially owns or controls, directly or indirectly, voting shares of the Corporation carrying more than 10% of the voting rights attached to all outstanding voting shares of the Corporation; or
(d)	the Corporation itself if it holds any of its own securities.

[ ]	is not an Insider of the Corporation.

A - 2

D.	Member of “Pro Group”

The Subscriber either [check appropriate box]:

[ ]	is a Member of the “Pro Group” as defined in the Rules of the Exchange, as follows:

	(a)	subject to subparagraphs (b), (c) and (d), either individually or as a group:

		(i)	the member (i.e. a member of the TSX Venture Exchange under the Exchange requirements);

		(ii)	employees of the member;

		(iii)	partners, officers or directors of the member;

		(iv)	affiliates of the member; and

		(v)	associates of any parties referred to in subparagraphs (i) through (iv);

	(b)	the Exchange may, in its discretion, include a person or party in the Pro Group for the purposes of a particular calculation where the Exchange determines that the person is not acting at arm’s length to the member;

	(c)	the Exchange may, in its discretion, exclude a person from the Pro Group for the purposes of a particular calculation where the Exchange determines that the person is acting at arm’s length of the member;

	(d)	the Exchange may deem a person who would otherwise be included in the Pro Group pursuant to subparagraph (a) to be excluded from the Pro Group where the Exchange determines that:

		(i)	the person is an affiliate or associate of the member acting at arm’s length of the member;

		(ii)	the associate or affiliate has a separate corporate and reporting structure;

		(iii)	there are sufficient controls on information flowing between the member and the associate or affiliate; and

		(iv)	the member maintains a list of such excluded persons; or

[ ]	is not a member of the Pro Group.

Appendix A to Schedule A

FORM 4C
CORPORATE PLACEE REGISTRATION FORM

This Form will remain on file with the Exchange. The corporation, trust, portfolio manager or other entity (the “Placee”) need only file it on one time basis, and it will be referenced for all subsequent Private Placements in which it participates. If any of the information provided in this Form changes, the Placee must notify the Exchange prior to participating in further placements with Exchange listed issuers. If as a result of the Private Placement, the Placee becomes an Insider of the Issuer, Insiders of the Placee are reminded that they must file a Personal Information Form (2A) or, if applicable, Declarations, with the Exchange.

1.	Placee Information.

	(a)	Name: ____________________________________________________________________________

	(b)	Complete Address: ___________________________________________________________________

	(c)	Jurisdiction of Incorporation or Creation: __________________________________________________

2.

	(a)	Is the Placee purchasing securities as a portfolio manager (Yes/No)? _____________________________

	(b)	Is the Placee carrying on business as a portfolio manager outside of Canada (Yes/No)? _______________

3.	If the answer to 2(b) above was “Yes”, the undersigned certifies that:

	(a)	It is purchasing securities of an Issuer on behalf of managed accounts for which it is making the investment decision to purchase the securities and has full discretion to purchase or sell securities for such accounts without requiring the client’s express consent to a transaction;

	(b)	it carries on the business of managing the investment portfolios of clients through discretionary authority granted by those clients (a “portfolio manager” business) in _________________ [jurisdiction], and it is permitted by law to carry on a portfolio manager business in that jurisdiction;

	(c)	it was not created solely or primarily for the purpose of purchasing securities of the Issuer;

	(d)	the total asset value of the investment portfolios it manages on behalf of clients is not less than $20,000,000; and

	(e)	it has no reasonable grounds to believe, that any of the directors, senior officers and other insiders of the Issuer, and the persons that carry on investor relations activities for the Issuer has a beneficial interest in any of the managed accounts for which it is purchasing.

App. A Sch. A - 2

4.	If the answer to 2(a). above was “No”, please print the names and addresses of Control Persons of the Placee:

Name*	City	Province or State	Country

* If the Control Person is not an individual, provide the name of the individual that makes the investment decisions on behalf of the Control Person.

5.	Acknowledgement - Personal Information and Securities Laws

(a) “Personal Information” means any information about an identifiable individual, and includes information contained in sections 1, 2 and 4, as applicable, of this Form.

The undersigned hereby acknowledges and agrees that it has obtained the express written consent of each individual to:

(i)	the disclosure of Personal Information by the undersigned to the Exchange (as defined in Appendix 6B) pursuant to this Form; and

(ii)	the collection, use and disclosure of Personal Information by the Exchange for the purposes described in Appendix 6B or as otherwise identified by the Exchange, from time to time.

The undersigned acknowledges that it is bound by the provisions of applicable Securities Law, including provisions concerning the filing of insider reports and reports of acquisitions.

Dated and certified (if applicable), acknowledged and agreed, at ________________________ on _______________________________.

(Name of Purchaser - please print)

(Authorized Signature)

(Official Capacity - please print)

(Please print name of individual whose signature appears above)

THIS IS NOT A PUBLIC DOCUMENT

Schedule B

REGISTRATION AND DELIVERY INSTRUCTIONS

1.	Delivery: Please deliver the certificates representing the Purchased Securities to:

Name

Account reference, if applicable

Contact name

Address, including postal code

Telephone number

2.	Registration: The certificates representing the Purchased Securities which are to be delivered at Closing should be registered as follows:

Name

Account reference, if applicable

Address, including postal code

Words and terms herein with the initial letter or letters thereof capitalized and defined in the Agreement shall have the meanings given to such capitalized words and terms in the Agreement.

Schedule C

ACCREDITED INVESTOR CERTIFICATE

TO:	BRIACELL THERAPEUTICS CORP.

In connection with the purchase of Units (the “Purchased Securities”) of BriaCell Therapeutics Corp. (the “Corporation”), the undersigned hereby represents, warrants and certifies to the Corporation (and acknowledges that the Corporation and its counsel are relying thereon) that:

ALL SUBSCRIBERS PURCHASING UNDER THE “ACCREDITED INVESTOR” EXEMPTION

1.	the Subscriber is purchasing the Purchased Securities as principal or is deemed under National Instrument 45-106 - Prospectus Exemptions of the Canadian Securities Administrators (“NI 45-106”) to be purchasing the Purchased Securities as principal; and

2.	the Subscriber is an “accredited investor” within the meaning of NI 45-106 by virtue of satisfying the indicated criterion as set out in Appendix “A” to this certificate (THE SUBSCRIBER MUST ALSO INITIAL OR PLACE A CHECK-MARK ON THE APPROPRIATE LINE IN APPENDIX A ATTACHED TO THIS CERTIFICATE); and

3.	upon execution of this Schedule “C” by the Subscriber, this Schedule “C” shall be incorporated into and form part of the Subscription Agreement to which this Schedule “C” is attached.

The above representations and warranties will be true and correct both as of the execution of this certificate and as of the closing time of the purchase and sale of the Purchased Securities and the undersigned acknowledges that they will survive the completion of the issue of the Purchased Securities.

The undersigned acknowledges that the foregoing representations and warranties are made by the undersigned with the intent that they be relied upon in determining the suitability of the Subscriber as a purchaser of the Purchased Securities and that this certificate is incorporated into and forms part of the Subscription Agreement for the Purchased Securities and the undersigned undertakes to immediately notify the Corporation of any change in any statement or other information relating to the Subscriber set forth herein which takes place prior to the closing time of the purchase and sale of the Purchased Securities.

[Signature page follows]

Dated: ____________________, 2018.

Print name of Purchaser (or person signing as agent)

By:
Signature

Title

(please print name of individual whose signature appears above, if different from name of Purchaser or agent printed above)

Appendix “A” to Schedule C

Accredited Investor - (defined in NI 45-106) means:

(a)	(i)	except in Ontario, a Canadian financial institution, or a Schedule III bank; or	[ ]

	(ii)	in Ontario, a financial institution that is (A) a bank listed in Schedule I, II or III of the Bank Act (Canada); (B) an association to which the Cooperative Credit Associations Act (Canada) applies or a central cooperative credit society for which an order has been made under subsection 473(1) of that Act; or (C) a loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative or credit union league or federation that is authorized by a statute of Canada or Ontario to carry on business in Canada or Ontario, as the case may be;

(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);	[ ]
(c)	a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;	[ ]
(d)	a person or company registered under the securities legislation of a jurisdiction (province or territory) of Canada as an adviser or dealer (or in Ontario, except as otherwise prescribed by the regulations under the Securities Act (Ontario));	[ ]
(e)	an individual registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d);	[ ]
(e.1)	an individual formerly registered under the securities legislation of a jurisdiction of Canada, other than an individual formerly registered solely as a representative of a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);	[ ]
(f)	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada;	[ ]
(g)	a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec;	[ ]
(h)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;	[ ]
(i)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada), a pension commission or similar regulatory authority of a jurisdiction of Canada;	[ ]
(j)	an individual who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000; [The Subscriber is required to complete and sign Appendix “B” to Schedule D.]	[ ]
(j.1)	an individual who beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $5,000,000;	[ ]
(k)	an individual whose net income before taxes exceeded $200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year; [The Subscriber is required to complete and sign Appendix “B” to Schedule D.]	[ ]
(l)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000; [The Subscriber is required to complete and sign Appendix “B” to Schedule D.]	[ ]
(m)	a person, other than an individual or an investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements;	[ ]
(n)	an investment fund that distributes or has distributed its securities only to:	[ ]

(i)	a person that is or was an accredited investor at the time of the distribution;

(ii)	a person that acquires or acquired securities in the circumstances referred to in sections 2.10 (Minimum amount investment), or 2.19 (Additional investment in investment funds) of NI 45-106; or

(iii)	a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 (Investment fund reinvestment) of NI 45-106;

App. A Sch. C - 2

(o)	an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt;	[ ]
(p)	a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;	[ ]
(q)	a person acting on behalf of a fully managed account managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction;	[ ]
(r)	a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;	[ ]
(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function;	[ ]
(t)	a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors;	[ ]
(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser;	[ ]
(v)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as an accredited investor; or	[ ]
(w)	a trust established by an accredited investor for the benefit of the accredited investor’s family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor’s spouse, a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor’s spouse or of that accredited investor’s former spouse.	[ ]
(x)

in Ontario, such other persons or companies as may be prescribed by the regulations under the Securities Act (Ontario).

***If checking this category (x), please provide a description of how this requirement is met.

[ ]

NOTE:	The investor must initial or place a check-mark beside the portion of the above definition applicable to the investor and, if the investor has placed a check mark beside any of (j), (k) or (l), the investor must also complete sign and return the Form 45-106F9 - Form for Individual Accredited Investors attached as Appendix “B” to this Schedule C.

For the purposes hereof:

(i)	“Canadian financial institution” means

	(i)	an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of the Cooperative Credit Associations Act (Canada), or

	(ii)	a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

(ii)	“control person” has the meaning ascribed to that term in securities legislation except in Manitoba, Ontario, Québec, Nova Scotia, Newfoundland and Labrador, Prince Edward Island, the Northwest Territories and Nunavut where “control person” means any person that holds or is one of a combination of persons that hold

	(i)	a sufficient number of any of the securities of an issuer so as to affect materially the control of the issuer, or

	(ii)	more than 20% of the outstanding voting securities of an issuer except where there is evidence showing that the holding of those securities does not affect materially the control of that issuer;

App. A Sch. C - 3

(iii)	“eligibility adviser” means

	(i)	a person that is registered as an Investment Dealer or in an equivalent category of registration under the securities legislation of the jurisdiction of a purchaser and authorized to give advice with respect to the type of security being distributed, and

	(ii)	in Saskatchewan or Manitoba, also means a lawyer who is a practising member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or certified management accountants in a jurisdiction of Canada provided that the lawyer or public accountant must not:

		(A)	have a professional, business or personal relationship with the issuer, or any of its directors, executive officers, founders or control persons, and

		(B)	have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person that has acted for or been retained by the issuer or any of its directors, executive officers, founders or control persons within the previous 12 months;

(iv)	“executive officer” means, for an issuer, an individual who is

	(i)	a chair, vice-chair or president,

	(ii)	a vice-president in charge of a principal business unit, division or function including sales, finance or production,

	(iii)	an officer of the issuer or any of its subsidiaries and who performs a policy-making function in respect of the issuer, or

	(iv)	performing a policy-making function in respect of the issuer;

(v)	“financial assets” means (i) cash, (ii) securities or (iii) a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

(vi)	“founder” means, in respect of an issuer, a person who,

	(i)	acting alone, in conjunction or in concert with one or more persons, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the issuer, and

	(ii)	at the time of the trade is actively involved in the business of the issuer;

(vii)	“fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;

(viii)	“investment fund” has the meaning ascribed thereto in National Instrument 81-106 - Investment Fund Continuous Disclosure;

(ix)	“person” includes

	(i)	an individual,

	(ii)	a corporation,

	(iii)	a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not, and

	(iv)	an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative;

App. A Sch. C - 4

(x)	“related liabilities” means

	(i)	liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or

	(ii)	liabilities that are secured by financial assets.

(xi)	“spouse” means, an individual who,

	(i)	is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual,

	(ii)	is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or

	(iii)	in Alberta, is an individual referred to in paragraph (i) or (ii) immediately above or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta); and

(xii)	“subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary;

Affiliated Entities and Control

1.	An issuer is considered to be an affiliate of another issuer if one of them is the subsidiary of the other, or if each of them is controlled by the same person.

2.	A person (first person) is considered to control another person (second person) if

(a)	the first person, directly or indirectly, beneficially owns or exercises control or direction over securities of the second person carrying votes which, if exercised, would entitle the first person to elect a majority of the directors of the second person, unless the first person holds the voting securities only to secure an obligation,

(b)	the second person is a partnership, other than a limited partnership, and the first person holds more than 50% of the interests in the partnership, or

(c)	the second person is a limited partnership and the general partner of the limited partnership is the first person.

All monetary references are in Canadian dollars

Appendix “B” to Schedule C

Form 45-106F9

Form for Individual Accredited Investors

WARNING! This investment is risky. Don’t invest unless you can afford to lose all the money you pay for this investment.

SECTION 1 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
1. About your investment
Type of securities: Units	Issuer: BriaCell Therapeutics Corp.
Purchased from: Issuer
SECTIONS 2 TO 4 TO BE COMPLETED BY THE PURCHASER
2. Risk acknowledgement
This investment is risky. Initial that you understand that:	Your initials
Risk of loss – You could lose your entire investment of $____________________. [Instruction: Insert the total dollar amount of the investment.]
Liquidity risk – You may not be able to sell your investment quickly – or at all.
Lack of information – You may receive little or no information about your investment.
Lack of advice – You will not receive advice from the salesperson about whether this investment is suitable for you unless the salesperson is registered. The salesperson is the person who meets with, or provides information to, you about making this investment. To check whether the salesperson is registered, go to www.aretheyregistered.ca.
3. Accredited investor status
You must meet at least one of the following criteria to be able to make this investment. Initial the statement that applies to you. (You may initial more than one statement.) The person identified in section 6 is responsible for ensuring that you meet the definition of accredited investor. That person, or the salesperson identified in section 5, can help you if you have questions about whether you meet these criteria.	Your initials
● Your net income before taxes was more than $200,000 in each of the 2 most recent calendar years, and you expect it to be more than $200,000 in the current calendar year. (You can find your net income before taxes on your personal income tax return.)
● Your net income before taxes combined with your spouse’s was more than $300,000 in each of the 2 most recent calendar years, and you expect your combined net income before taxes to be more than $300,000 in the current calendar year.
● Either alone or with your spouse, you own more than $1 million in cash and securities, after subtracting any debt related to the cash and securities.
● Either alone or with your spouse, you have net assets worth more than $5 million. (Your net assets are your total assets (including real estate) minus your total debt.)

App. B Sch. C - 2

4. Your name and signature
By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form.
First and last name (please print):
Signature:	Date:
SECTION 5 TO BE COMPLETED BY THE SALESPERSON
5. Salesperson information
[Instruction: The salesperson is the person who meets with, or provides information to, the purchaser with respect to making this investment. That could include a representative of the issuer or selling securityholder, a registrant or a person who is exempt from the registration requirement.]
First and last name of salesperson (please print):
Telephone:	Email:
Name of firm (if registered):
SECTION 6 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
6. For more information about this investment

BriaCell Therapeutics Corp.

3rd Floor Bellevue Center

235-15th Street

West Vancouver, British Columbia V7T 2X1

Canada

Attention:       Rahoul Sharan, Chief Executive Officer

Facsimile:        (604) 921-1898

Email:               rahoulsharan@gmail.com

For more information about prospectus exemptions, contact your local securities regulator. You can find contact information at www.securities-administrators.ca.

Schedule D

CERTIFICATION OF U.S. PURCHASER

TO:	BRIACELL THERAPEUTICS CORP. (the “Issuer”)

RE:	SUBSCRIPTION FOR SECURITIES OF THE ISSUER

Capitalized terms not specifically defined in this certification have the meaning ascribed to them in the Subscription Agreement to which this Schedule D is attached. In the event of a conflict between the terms of this certification and such Subscription Agreement, the terms of this certification shall prevail.

In addition to the covenants, representations and warranties contained in the Subscription Agreement to which this Schedule E is attached, the undersigned Subscriber covenants, represents and warrants to the Issuer that:

(a)	It is (i) a U.S. Person or a person in the United States and (ii) authorized to consummate the purchase of the Purchased Securities.

(b)	The Issuer has provided to it the opportunity to ask questions and receive answers concerning the terms and conditions of the offering and it has had access to such information concerning the Issuer as it has considered necessary or appropriate in connection with its investment decision to acquire the Purchased Securities, including access to the Issuer’s public filings available on the Internet at www.sedar.com, and that any answers to questions and any request for information have been complied with to the Subscriber’s satisfaction.

(c)	It is purchasing the Purchased Securities for its own account or for the account or benefit of one or more persons for whom it is exercising sole investment discretion (a “Beneficial Purchaser”), for investment purposes only and not with a view to resale or distribution and, in particular, neither it nor any Beneficial Purchaser for whose account it is purchasing the Purchased Securities has any intention to distribute either directly or indirectly any of the Securities in the United States or to U.S. Persons; provided, however, that this paragraph shall not restrict the Subscriber from selling or otherwise disposing of any of the Securities pursuant to registration thereof pursuant to the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements.

(d)	The address of the Subscriber set out on the execution pages of the Subscription Agreement is the true and correct principal address of the Subscriber and can be relied on by the Issuer for the purposes of state blue-sky laws and the Subscriber has not been formed for the specific purpose of purchasing the Securities.

(e)	It understands (i) the Securities and any Warrant Shares issuable upon exercise of the Warrants have not been and will not be registered under the 1933 Act or the securities laws of any state of the United States and will be “restricted securities”, as defined in Rule 144 under the 1933 Act; (ii) the sale contemplated hereby is being made in reliance on an exemption from such registration requirements in reliance upon Rule 506(b) of Regulation D and/or section 4(a)(2) under the 1933 Act; and (iii) subject to certain exceptions provided under the 1933 Act, the Purchased Securities and the Warrant Shares may not be transferred or exercised in the United States or by or on behalf of a U.S. Person unless such Securities or the Warrant Shares, as applicable, are registered under the 1933 Act and applicable state securities laws, or unless an exemption from such registration requirements is available.

(f)	it, and, if applicable, each Beneficial Purchaser for whose account it is purchasing the Securities, is an accredited investor as defined in Rule 501(a) of Regulation D under the 1933 Act and satisfies one or more of the categories of an accredited investor, as indicated below (the Subscriber must initial “SUB” for the Subscriber, and “BP” for each Beneficial Purchaser, if any, on the appropriate line(s)):

1. Initials _______	A bank, as defined in Section 3(a)(2) of the 1933 Act, whether acting in its individual or fiduciary capacity; or

D - 2

2. Initials _______	A savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act, whether acting in its individual or fiduciary capacity; or

3. Initials _______	A broker or dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934; or

4. Initials _______	An insurance company as defined in Section 2(13) of the 1933 Act; or

5. Initials _______	An investment company registered under the United States Investment Company Act of 1940; or

6. Initials _______	A business development company as defined in Section 2(a)(48) of the United States Investment Company Act of 1940; or

7. Initials _______	A small business investment company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the United States Small Business Investment Act of 1958; or

8. Initials _______	A plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with total assets in excess of US$5,000,000; or

9. Initials _______	An employee benefit plan within the meaning of the United States Employee Retirement Income Security Act of 1974 in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or an employee benefit plan with total assets in excess of US$5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are Accredited Investors; or

10. Initials _______	A private business development company as defined in Section 202(a)(22) of the United States Investment Advisers Act of 1940; or

11. Initials _______	An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the Securities offered, with total assets in excess of US$5,000,000; or

12. Initials _______	Any director or executive officer of the Issuer; or

13. Initials _______	A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of this purchase exceeds US$1,000,000; provided, however, that (i) person’s primary residence shall not be included as an asset; (ii) indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of the sale of securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and (iii) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of securities shall be included as a liability; or

14. Initials _______	A natural person who had an individual income in excess of US$200,000 in each of the two most recent years or joint income with that person’s spouse in excess of US$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

D - 3

15. Initials _______	A trust, with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the Securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act; or

16. Initials _______	Any entity in which all of the equity owners meet the requirements of at least one of the above categories.

(g)	The Subscriber has not purchased the Purchased Securities as a result of any form of general solicitation or general advertising (as those terms are used in Rule 502(c) of Regulation D under the 1933 Act), including advertisements, articles, notices or other communications published in any newspaper, magazine, the internet or similar media or broadcast over radio or television or the internet, or other form of telecommunications, including electronic display, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

(h)	If the Subscriber decides to offer, sell or otherwise transfer any of the Purchased Securities or the Warrant Shares, it will not offer, sell or otherwise transfer any of such Securities directly or indirectly, unless:

(i) the sale is to the Issuer;

(ii) the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the 1933 Act and in compliance with applicable local laws and regulations;

(iii) the sale is made pursuant to the exemption from the registration requirements under the 1933 Act provided by (a) Rule 144 or (b) Rule 144A thereunder, if available, and in accordance with any applicable state securities or “blue sky” laws; or

(iv) the securities are sold in a transaction that does not require registration under the 1933 Act or any applicable state laws and regulations governing the offer and sale of securities,

and, in the case of each of (iii)(a) and (iv) it has prior to such sale furnished to the Issuer an opinion of counsel reasonably satisfactory to the Issuer stating that such transaction is exempt from registration under applicable securities laws and that the legends referred to in paragraph (j) below may be removed.

(i)	It acknowledges that it has not purchased the Purchased Securities as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Rule 902(c) of Regulation S under the 1933 Act) in the United States in respect of the Purchased Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of the Purchased Securities or the Warrant Shares.

(j)	The certificates representing the Unit Shares issued hereunder and any Warrant Shares issued upon exercise of the Warrants, as well as all certificates issued in exchange for or in substitution of the foregoing, until such time as is no longer required under the applicable requirements of the 1933 Act or applicable state securities laws, will bear, on the face of such certificate, the following legends:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF BRIACELL THERAPEUTICS CORP. (THE “COMPANY”) THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY; (B) OUTSIDE THE UNITED STATES, IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE 1933 ACT AND IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS; (C) PURSUANT TO THE EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT PROVIDED BY RULE 144 UNDER THE 1933 ACT, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS; (D) IN ANOTHER TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE 1933 ACT OR ANY APPLICABLE STATE SECURITIES LAWS, PROVIDED THAT IN THE CASE OF TRANSFERS PURSUANT TO (C) OR (D) ABOVE, THE SELLER FURNISHES TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY TO SUCH EFFECT.”

D - 4

provided, that if the Common Shares are being sold outside the United States in compliance with the requirements of Rule 904 of Regulation S, the legends set forth above may be removed by providing an executed declaration to the registrar and transfer agent of the Corporation, in substantially the form set forth as Appendix A attached hereto (or in such other forms as the Corporation may prescribe from time to time) and, if requested by the Corporation or the transfer agent, an opinion of counsel of recognized standing in form and substance satisfactory to the Corporation and the transfer agent to the effect that such sale is being made in compliance with Rule 904 of Regulation S; and provided, further, that, if any Common Shares, are being sold otherwise than in accordance with Regulation S and other than to the Corporation, the legend may be removed by delivery to the registrar and transfer agent and the Corporation of an opinion of counsel, of recognized standing reasonably satisfactory to the Corporation, that such legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws.It understands and agrees that the Warrants may not be exercised in the United States or by or on behalf of a U.S. person or a person in the United States unless registered under the 1933 Act and any applicable state securities laws or unless an exemption from such registration requirements is available and the holder has furnished an opinion of counsel of recognized standing in form and substance satisfactory to the Issuer to such effect, and that certificates representing the Warrants will bear a legend to the following effect in addition to the legend stated in clause (l) of this Certificate of U.S. Purchaser:

“THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS, (C) IN COMPLIANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY (1) RULE 144 THEREUNDER, IF AVAILABLE, OR (2) RULE 144A THEREUNDER, IF AVAILABLE, AND, IN BOTH CASES, IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR (D) IN ANOTHER TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS AND, IN THE CASE OF (C)(1) AND (D) ABOVE, AFTER THE SELLER FURNISHES TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING OR SUCH OTHER EVIDENCE IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE CORPORATION TO SUCH EFFECT. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA. A NEW CERTIFICATE BEARING NO LEGEND, DELIVERY OF WHICH WILL CONSTITUTE “GOOD DELIVERY”, MAY BE OBTAINED FROM THE TRANSFER AGENT AND REGISTRAR OF THE CORPORATION UPON DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED DECLARATION, IN A FORM SATISFACTORY TO THE TRANSFER AGENT AND REGISTRAR OF THE CORPORATION AND THE CORPORATION, TO THE EFFECT THAT THE SALE OF THE SECURITIES REPRESENTED HEREBY IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT.”

(k)	It understands and agrees that there may be material tax consequences to the Subscriber of an acquisition, disposition or exercise of any of the Purchased Securities. The Issuer gives no opinion and makes no representation with respect to the tax consequences to the Subscriber under United States, state, local or foreign tax law of the undersigned’s acquisition or disposition of such Securities; in particular, no determination has been made whether the Issuer will be a “passive foreign investment company” within the meaning of Section 1297 of the United States Internal Revenue Code.

(l)	It understands and acknowledges that the Issuer is incorporated outside the United States. Consequently, it may be difficult to provide service of process on the Issuer and it may be difficult to enforce any judgment against the Issuer.

D - 5

(m)	It understands and agrees that the financial statements of the Issuer have been prepared in accordance with International Financial Reporting Standards and therefore may be materially different from financial statements prepared under U.S. generally accepted accounting principles and therefore may not be comparable to financial statements of United States companies.

(n)	It consents to the Issuer making a notation on its records or giving instructions to any transfer agent of the Issuer in order to implement the restrictions on transfer set forth and described in this certification and the Subscription Agreement.

(o)	It understands and acknowledges that the Issuer is not obligated to remain a “foreign issuer” (as defined in Rule 902(e) of Regulation S).

(p)	It understands, that the funds representing the Aggregate Purchase Price which will be advanced by the Subscriber to the Issuer hereunder will not represent proceeds of crime for the purposes of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (the “PATRIOT Act”) and the Subscriber acknowledges that the Issuer may in the future be required by law to disclose the Subscriber’s name and other information relating to the subscription agreement and the Subscriber’s subscription hereunder, on a confidential basis, pursuant to the PATRIOT Act. No portion of the Aggregate Purchase Price to be provided by the Subscriber (i) has been or will be derived from or related to any activity that is deemed criminal under the laws of the United States, or any other jurisdiction, or (ii) is being tendered on behalf of a person or entity who has not been identified to or by the Subscriber, and it shall promptly notify the Issuer if the Subscriber discovers that any of such representations ceases to be true and provide the Issuer with appropriate information in connection therewith.

(q)	It has no intention to distribute, and shall not transfer, either directly or indirectly, any of the Securities to any person within the United States or to U.S. persons except pursuant to an effective registration statement under the 1933 Act, or an exemption therefrom.

Dated ____________________, 2018.

X
Signature of individual (if Subscriber is an individual)

X
Authorized signatory (if Subscriber is not an individual)

Name of Subscriber (please print)

Name of authorized signatory (please print)

Official capacity of authorized signatory (please print)

Appendix “A” to Schedule D

CERTIFICATE OF U.S. PERSON

Form of Declaration for Removal of Legend

TO:	BRIACELL THERAPEUTICS CORP. (the “Corporation”)

TO:	Registrar and transfer agent for the shares of the Corporation

The undersigned (A) acknowledges that the sale of the securities of the Corporation to which this declaration relates is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the “1933 Act”), and (B) certifies that (1) the undersigned is not (a) an “affiliate” of the Corporation (as that term is defined in Rule 405 under the 1933 Act) (b) a “distributor” as defined in Regulation S or (c) an affiliate of a distributor; (2) the offer of such securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believed that the buyer was outside the United States, or (b) the transaction was executed on or through the facilities of the TSX Venture Exchange and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States; (3) neither the seller nor any affiliate of the seller nor any person acting on their behalf has engaged or will engage in any directed selling efforts in the United States in connection with the offer and sale of such securities; (4) the sale is bona fide and not for the purpose of “washing off” the resale restrictions imposed because the securities are “restricted securities” (as that term is defined in Rule 144(a)(3) under the 1933 Act); (5) the seller does not intend to replace such securities with fungible unrestricted securities; and (6) the contemplated sale is not a transaction, or part of a series of transactions, which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the U. S. Securities Act. Terms used herein have the meanings given to them by Regulation S under the 1933 Act.

DATED _______________ 20__	X
Signature of individual (if Purchaser is an individual)

X
Authorized signatory (if Purchaser is not an individual)

Name of Purchaser (please print)

Name of authorized signatory (please print)

Official capacity of authorized signatory (please print)

Schedule D

TERM SHEET

See attached.